UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23888

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Wildermuth Fund
(Exact name of registrant as specified in charter)

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3948 3rd Street South, #89
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Daniel Wildermuth
Wildermuth Advisory, LLC
3948 3rd Street South, #89
Jacksonville Beach, FL 32250
(Name and address of agent for service)

COPIES TO:

Karen A. Aspinall
Practus, LLP
3857 Birch St. PMB 2241
Newport Beach, CA 92660

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Registrant’s telephone number, including area code: (678) 222-1100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1.       Reports to Stockholders.

(a)      The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT
March 31, 2023

WWW.WILDERMUTHFUND.COM • 1-888-445-6032 •
DISTRIBUTED BY UMB DISTRIBUTION SERVICES, LLC
(MEMBER OF FINRA)

Wildermuth Fund

Wildermuth Fund

Letter to Shareholders
March 31, 2023

Dear Investor:

We are pleased to present this annual report for the Wildermuth Fund (the “Fund”) covering the twelve months from April 1, 2022, to March 31, 2023. For the twelve-month period ended March 31, 2023, fee-waived returns were -25.64% for the Fund Class A-shares, -27.23% for the Fund Class C-shares and -25.32% for the Fund Class I-shares. For comparison, the S&P SmallCap 600, the primary benchmark of the Fund, had a return of -8.82 for the same period.

The overall return of the Fund was down for the past twelve months due to multiple adjustments up and down to values within the portfolio, but the primary down driver was the recent valuation adjustment to our positions in Clearsense, LLC. Although the funding round completed during first quarter was an up round, meaning the capital was raised at a higher price than the previous round, the impact on our price was negative because of additional options given to employees and preferences awarded to the new shareholders. The capital raised is expected to be the last capital needed to take the company through to either an exit or an initial public offering, and we believe Clearsense, LLC is positoned well for continued success.

Looking forward, we believe many of the Fund’s companies are making positive progress in revenue generation while executing their strategy.

Thank you for your continued support.

Sincerely,

Daniel Wildermuth
President and Chief Executive Officer, and
Chairman and Trustee of the Fund
May 2023

Wildermuth Fund

Letter to Shareholders - Continued
March 31, 2023

The Wildermuth Fund is a closed-end interval Fund. The Fund is considered illiquid and not suitable for all investors.

Past performance is not a guarantee of future results. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032 or by visiting our website www.wildermuthfund.com. The Fund’s Prospectus should be read carefully before investing.

Investing in the Fund involves risk, including those summarized below. Private equity investments have a long-term investment time horizon with low liquidity needs that can take advantage of all of many different asset classes. Investors should consider how closely their investment goals and needs match those of private equity investments. An investment in the Fund is generally subject to market risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund.

•        You should consider the shares to be an illiquid investment. Even though the Fund will make periodic repurchase offers to repurchase a portion of the shares to provide some liquidity to shareholders, only a limited number of shares will be eligible for repurchase by us. Once each quarter, the Fund will offer to repurchase at net asset value (NAV) per share no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, at the sole discretion of the Board, but it is not expected that the Board will do so.

•        You should consider that you may not have immediate access to the money you invest for an indefinite period of time. An investment in our shares is not suitable for you if you need immediate access to the money you invest. There is no guarantee that you will be able to tender all or any of the requested Fund shares in periodic repurchase offer.

•        Certain investments in the Fund are illiquid making it difficult to sell these securities and possibly requiring the Fund to sell at an unfavorable time or price. The value of certain Fund investments, in particular, non-traded investment vehicles, will be difficult to determine and the valuations provided will likely vary from the amounts the Fund would receive upon sale or disposition of its investments.

•        Investors should understand that valuation issues involving the Fund’s investments in the early stages and other private companies have led to delays in the completion of the Fund’s annual audit and the quarterly share repurchase program. A recurrence of this issue would further impact the liquidity of an investor’s shares.

•        Like all financial instruments, the value of these securities may move up or down, sometimes rapidly and unpredictably. The value of your investment in the Fund at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

•        When the Fund invests in equity securities, the Fund’s investments in those securities are subject to price fluctuations based on a number of reasons for issuer-specific and broader economic or international considerations. They may also decline due to factors which affect a particular industry or industries. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

•        The Fund may invest in publicly-traded and non-traded REITs or privately offered pooled investment vehicles that hold real estate as well as invest in real estate directly through entities owned or controlled directly or indirectly by the Fund. As a result, the Fund’s portfolio may be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

•        REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

•     Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, and international economic, political and regulatory developments.

Wildermuth Fund

Letter to Shareholders - Continued
March 31, 2023

•     The Fund may invest in medium- and small-capitalization companies, which may be newly formed or have limited product lines, distribution channels and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large-capitalization companies.

•        The Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a diversified management investment company. Accordingly, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•        The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.

•        We do not expect a secondary market in the shares to develop. Even if any such market were to develop, closed-end fund shares trade frequently at a discount from net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering.

The Fund’s portfolio holdings are subject to change without notice. References to specific securities and sectors are not recommendations to buy or sell such securities or related investments.

The Wildermuth Fund is distributed by UMB Distribution Services, LLC.

Wildermuth Fund

Portfolio Review
March 31, 2023 (Unaudited)

The Fund’s performance figures* for each of the periods ended March 31, 2023, compared to its benchmarks:

	Five Years	Three Years	One Year	Annualized Since Inception[1]
Class A	(2.81)%	(6.19)%	(25.64)%	2.53%
Class A with Load[2]	(3.96)%	(8.01)%	(29.90)%	1.76%
S&P SmallCap 600 Index**	6.30%	21.71%	(8.82)%	8.21%
S&P 500® Total Return Index***	11.19%	18.60%	(7.73)%	10.81%
Bloomberg Barclays U.S. Aggregate Bond Index****	0.91%	(2.77)%	(4.78)%	1.18%
	Five Years	Three Years	One Year	Annualized Since Inception[3]
Class C	(3.84)%	(7.21)%	(27.23)%	0.70%
Class C with Sales Charge[4]	(3.84)%	(7.21)%	(27.93)%	0.70%
S&P SmallCap 600 Index**	6.30%	21.71%	(8.82)%	10.08%
S&P 500® Total Return Index***	11.19%	18.60%	(7.73)%	12.66%
Bloomberg Barclays U.S. Aggregate Bond Index****	0.91%	(2.77)%	(4.78)%	1.04%
	Five Years	Three Years	One Year	Annualized Since Inception[5]
Class I	(2.61)%	(5.44)%	(25.32)%	(0.34)%
S&P SmallCap 600 Index**	6.30%	21.71%	(8.82)%	7.27%
S&P 500® Total Return Index***	11.19%	18.60%	(7.73)%	11.62%
Bloomberg Barclays U.S. Aggregate Bond Index****	0.91%	(2.77)%	(4.78)%	0.84%

1              The Class A inception date was December 31, 2014.

2      Calculated using a maximum sales load. The maximum sales load was 6.00% from the Class A inception date through October 19, 2017. Effective October 20, 2017 the maximum sales load is 5.75%.

3              The Class C inception date was March 14, 2016.

4              Class C shares are subject to a Contingent Deferred Sales Charge of 1.00% on any shares redeemed within 365 days of purchase.

5              The Class I inception date was April 28, 2017.

*       The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class A has a total annual operating expense of 3.54%, Class C has a total annual operating expense of 4.29%, and Class I has a total annual operating expense of 3.29%, per the prospectus dated July 29, 2022.

**     The S&P SmallCap 600 is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index.

***   The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**** The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Fund

Portfolio Review - Continued
March 31, 2023 (Unaudited)

Growth of a $10,000 Investment

$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$23,322
$19,172
$12,284
$11,545
$11,016
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
3/31/23
Wildermuth Fund - Class A No Load
Barclays Aggregate Bond Index
S&P SmallCap 600® Index
Wildermuth Fund - Class A Load
S&P 500® Index

Holdings by type of Investment	% of Net Assets
Commodity & Natural Resource Investments	7.3%
Direct Private Equity	58.1
Direct Real Estate	3.9
Hedge Funds	0.7
Private Equity Debt	23.1
Private Equity Funds	7.3
Private Real Estate Investments	7.2
Public Non-Traded Real Estate Investment Debt	0.2
Warrants	1.1
Short-Term Investments	0.7
Other Assets and Liabilities	(9.6)
100.0%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Fund

Portfolio Composition
March 31, 2023

Country of Investment	Value	% of Net Assets
France	$1,488,549	1.7%
Ireland	13,415,295	15.5
Luxembourg	2,565,275	3.0
New Zealand	1,997,427	2.3
United States	75,482,475	87.1
Other Assets & Liabilities, net	(8,291,622)	(9.6)
	$86,657,399	100.0%

Wildermuth Fund

Schedule of Investments
March 31, 2023

Interests, Shares, Principal Amount, or Units		Fair Value
	COMMODITY & NATURAL RESOURCE INVESTMENTS — 7.3%
1,000	Casillas Petroleum Resource Partners, LLC(a)(b)(c)(e)	$1,078,948
1,976,034	CM Funding, LLC(a)(b)(c)(d)(e)(f)	1,852,344
—	Kayne Anderson Energy Fund VII LP(a)(b)(c)(g)	1,426,646
182	Midcon Holdco Partners, LLC(a)(b)(c)(e)	284,054
2,067,399	Thunder Investment Partners, LLC(a)(c)(d)(e)(f)	1,707,428
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $7,143,521)	6,349,420

	DIRECT PRIVATE EQUITY — 58.1%
41,751	Affinity Beverages, LLC(a)(b)(c)(e)	174,999
684	Atlas Fintech Holdings Corp. - Class A Share Interests(a)(b)(c)(e)(f)	2,688,310
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(a)(b)(c)(d)(e)(f)	3,771,103
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(a)(b)(c)(d)(e)(f)	719,414
838,423	Clear Guide Medical, Inc. - Series A-3 Preferred Stock(a)(b)(c)(d)(e)(f)	4,066,329
1,543,074	Clearsense, LLC - Class C Preferred Shares(a)(b)(c)(d)(e)(f)	5,401,290
835,814	Clearsense, LLC - Class D Preferred Shares(a)(b)(c)(d)(e)(f)	3,403,066
2,074,115	DSI Digital, LLC - Common Units(a)(b)(c)(d)(e)(f)	1,566,913
5,791,621	DSI Digital, LLC - Series A Convertible Preferred Units(a)(b)(c)(d)(e)(f)	7,418,808
—	Level ATI HoldCo, LLC - Class A(a)(b)(c)(d)(e)(f)	4,143,227
3,500,000	Metro Diner, LLC - Series B Units(a)(b)(c)(e)(f)	2,569,180
1,880,968	Metro Diner, LLC - Series II Common Units(a)(b)(c)(e)(f)	1,362,387
8,800,000	Reach Enterprises, Inc. - Common Units(a)(b)(c)(d)(e)(f)	108,957
309,150	Reach Enterprises, Inc. - Series Seed-1 Preferred Units(a)(b)(c)(d)(e)(f)	25,891
1,288,103	Reach Enterprises, Inc. - Series Seed-2 Preferred Units(a)(b)(c)(d)(e)(f)	107,878
7,627,254	Waratek, Ltd. - Common Shares(a)(b)(c)(d)(e)(f)	7,072,061
635,838	Waratek, Ltd. - Series B-1(a)(b)(c)(d)(e)(f)	2,535,342
756,826	Waratek, Ltd. - Series B-2(a)(b)(c)(d)(e)(f)	3,214,250
—	WG Pitts Caribbean, LLC - Common Units(a)(b)(c)(d)(e)(f)	0
	TOTAL DIRECT PRIVATE EQUITY (Cost $48,734,959)	50,349,405

	DIRECT REAL ESTATE — 3.9%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(a)(b)(c)	1,407,750
1,800,000	LaGrange Senior Living, LLC - Class A Interests(a)(c)(d)(e)(f)	1,984,885
	TOTAL DIRECT REAL ESTATE (Cost $2,221,253)	3,392,635

	HEDGE FUNDS — 0.7%
—	Rosebrook Opportunities Fund LP(a)(b)(c)(d)(g)(h)	603,602
	TOTAL HEDGE FUNDS (Cost $994,053)	603,602

See accompanying notes to financial statements.

Wildermuth Fund

Schedule of Investments - Continued
March 31, 2023

Interests, Shares, Principal Amount, or Units		Fair Value
	PRIVATE EQUITY DEBT — 23.1%
$750,000	Clear Guide Medical, Inc. - Convertible Note, 0.50%, 2/29/2024(a)(b)(c)(d)(e)(f)(i)	$696,350
250,000	Clear Guide Medical, Inc. - Convertible Note, 6.00%, 11/6/2023(a)(b)(c)(d)(e)(f)(i)	241,387
5,105,000	DSI Digital, LLC - Convertible Note, 8.00%, 3/31/2025(a)(b)(c)(d)(e)(f)(i)	7,546,397
5,065,250	Reach Enterprises, Inc. - Convertible Note, 8.00%, 6/30/2023(a)(b)(c)(d)(e)(f)(i)	4,514,668
2,500,000	Reach Enterprises, Inc. - Convertible Note, 12.00%, 10/1/2023(a)(b)(c)(d)(e)(f)(i)	2,668,750
2,098,889	Sequin, Inc. - Convertible Note, 8.00%, 7/20/2023(a)(b)(c)(e)(f)(i)	479,564
250,000	Sequin, Inc. - Promissory Note, 12.00%, 3/20/2024(a)(c)(e)(f)	53,592
2,033,611	The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 12/31/2023(a)(b)(c)(e)(f)(i)	1,997,427
2,623,158	WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2026(a)(c)(d)(e)(f)	1,826,180
	TOTAL PRIVATE EQUITY DEBT (Cost $22,063,606)	20,024,315

	PRIVATE EQUITY FUNDS — 7.3%
—	Abbott Secondary Opportunities LP(a)(b)(c)(g)(h)	831,507
—	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund(a)(b)(c)(e)(g)(h)	1,291,211
—	Committed Advisors Secondary Fund III(a)(b)(c)(g)(h)	1,488,549
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(a)(c)(g)(h)	248,578
10	GPB Automotive Portfolio LP(a)(b)(c)(e)(f)(g)	294,008
—	Gravity Ranch Fund I LP(a)(b)(c)(e)(f)(g)(h)	67,065
—	PineBridge Secondary Partners IV SLP(a)(b)(c)(g)(h)	1,274,064
—	StepStone VC Opportunities V, LP(a)(b)(c)(g)(h)	819,858
	TOTAL PRIVATE EQUITY FUNDS (Cost $4,088,271)	6,314,840

	PRIVATE REAL ESTATE INVESTMENTS — 7.2%
92,075	ARCTRUST, Inc.(a)(c)(g)	954,821
—	Cygnus Property Fund V, LLC(a)(c)(g)	65,834
—	Harbert Seniors Housing Fund I LP(a)(b)(c)(g)	1,580,071
—	Harbert Seniors Housing Fund II LP(a)(b)(c)(g)	2,659,567
56	Shopoff Land Fund III LP(a)(b)(c)(g)	51,520
124,099	Stonehill Strategic Hotel Credit Opportunity Fund II LP(a)(c)(g)	442,740
—	Walton Street Real Estate Fund VIII LP(a)(b)(c)(g)	469,710
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $5,211,242)	6,224,263

See accompanying notes to financial statements.

Wildermuth Fund

Schedule of Investments - Continued
March 31, 2023

Interests, Shares, Principal Amount, or Units		Fair Value
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT DEBT — 0.2%
$116,110	Cottonwood Communities, Inc. - Promissory Note, 7.00%, 1/1/2031(a)(c)(e)	$116,110
	TOTAL PUBLIC NON-TRADED REAL ESTATE INVESTMENT DEBT (Cost $116,110)	116,110

	WARRANTS — 1.1%
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 12/30/2023(a)(b)(c)(e)(f)	—
483,827	DSI Digital, LLC, Exercise Price $0.01, Expiration Date 3/29/2025(a)(b)(c)(d)(e)(f)	362,906
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/21/2028(a)(b)(c)(e)(f)	1,846
6,410	Sequin, Inc., Exercise Price $0.001, Expiration Date 3/30/2026(a)(b)(c)(e)(f)	—
646,328	Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 1/22/2028(a)(b)(c)(d)(e)(f)	593,642
	TOTAL WARRANTS (Cost $0)	958,394

	SHORT-TERM INVESTMENTS — 0.7%
616,037	Fidelity Institutional Government Portfolio - Institutional Class, 4.65%(j)	616,037
	TOTAL SHORT-TERM INVESTMENTS (Cost $616,037)	616,037

	TOTAL INVESTMENTS — 109.6% (Cost $91,189,052)	94,949,021
	Liabilities less other assets — (9.6)%	(8,291,622)
	TOTAL NET ASSETS — 100.0%	$86,657,399

LLC – Limited Liability Company

LP – Limited Partnership

SLP – Special Limited Partnership

(a)         Illiquid Security. As of March 31, 2023 these securities amounted to $94,332,984 representing 108.9% of total net assets.

(b)         Non-income Producing

(c)         Restricted Security. As of March 31, 2023 these securities amounted to $94,332,984 representing 108.9% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(d)         Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(e)         Level 3 security in accordance with fair value hierarchy.

(f)         Security fair valued using method determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of March 31, 2023 these securities amounted to $77,062,845 representing 88.9% of total net assets.

(g)         Private Fund. As of March 31, 2023 these securities amounted to $14,569,351 representing 16.8% of total net assets.

(h)         Private Investment Company. As of March 31, 2023 these securities amounted to $6,624,434 representing 7.6% of total net assets.

(i)    Payment-in-kind (PIK) security in which the issuer makes interest payments in the form of additional securities, as opposed to cash payouts. These additional securities generally have the same terms as the original holdings.

(j)         Represents the current rate as of March 31, 2023.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Assets and Liabilities
As of March 31, 2023

Assets:
Investments in unaffiliated issuers at fair value (cost $24,736,830)	$26,795,953
Investments in affiliated issuers at fair value (cost $66,452,222)	68,153,068
Cash	35,675
Cash deposited with broker for written options contracts	37,271
Receivables:
Due from Investment Adviser	90,691
Investment securities sold	667,750
Dividends and interest	167,087
Fund shares sold	735
Return of capital	2,546
Prepaid expenses	67,068
Other assets	80,000
Total assets	96,097,844

Liabilities:
Payables:
Credit facility (See Note 11)	5,833,463
Professional fees	385,990
Shareholder servicing fees	11,432
Transfer agent fees and expenses	15,087
Fund accounting and administration fees	36,006
Custody fees	1,962
Distribution fees	11,726
Interest expense	5,981
Income tax	1,363,344
Deferred tax liability, net	1,693,008
Accrued other liabilities	82,446
Total liabilities	9,440,445
Commitments and contingencies (Note 10)
Net Assets	$86,657,399

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	73,657,513
Total distributable earnings (loss), net of taxes	12,999,886
Net Assets	86,657,399

Net Assets:
Class A	29,941,219
Class C	15,816,406
Class I	40,899,774
Net Assets	$86,657,399

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Assets and Liabilities - Continued
As of March 31, 2023

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	3,025,182
Class C shares	1,718,575
Class I shares	4,072,795
Total Shares Outstanding	8,816,552

Net Asset Value, Offering Price and Redemption Proceeds Per Share:(1)
Class A	$9.90
Class C(2)	9.20
Class I	10.04
Class A - Maximum offering price per share (Net asset value per share divided by 0.9425)(3)	10.50

(1)         Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

(2)         Class C Shares of the Fund are subject to a Contingent Deferred Sales Chare (“CDSC”) of 1.00% on any shares sold within 365 days of purchase.

(3)         Reflects a maximum sales charge of 5.75%.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Operations
For the year ended March 31, 2023

Investment Income:
Dividends from unaffiliated issuers	$1,580,946
Dividends from affiliated issuers	952,145
Interest from affiliated issuers	583,207
Interest from unaffiliated issuers	68,834
Total investment income	3,185,132

Expenses:
Investment Advisory fees (see Note 4)	1,830,338
Audit and tax fees(1)	448,260
Interest expense	401,970
Distribution fees - Class C	283,811
Accounting and administration servicing fees	238,799
Legal fees	227,353
Shareholder servicing fees - Class A & Class C	213,018
Transfer agent fees	180,983
Printing and postage expenses	141,439
Trustees’ fees	130,000
Pricing and valuation service fees	113,903
Chief compliance officer fees	67,537
Chief financial officer fees	63,938
Registration fees	56,164
Insurance expense	33,900
Miscellaneous expenses	14,550
Custodian fees	14,096
Total expenses before waivers and taxes	4,460,059
Expenses waived by Adviser (see Note 4)	(665,753)
Net expenses before taxes	3,794,306
Net investment loss before taxes	(609,174)
Current income tax benefit	(157,812)
Net investment loss after tax	(451,362)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,627,163
Investments in affiliated issuers	2,754,368
Current tax expense	(1,521,156)
Foreign currency transactions	(36,256)
Total net realized gain	4,824,119
Net change in unrealized depreciation on:
Investments in unaffiliated issuers	(8,827,420)
Investments in affiliated issuers	(24,900,600)
Net deferred tax expense	(1,693,008)
Foreign currency translations	(217)
Total net change in unrealized depreciation, net of taxes	(35,421,245)
Net realized and unrealized loss on investments and foreign currency	(30,597,126)

Net Decrease in Net Assets from Operations	$(31,048,488)

(1)         Includes nonrecurring expenses incurred during the fiscal year. Nonrecurring expenses related to audit and tax fees incurred in the amount of $150,000 were excluded from the contractual waiver of fees due to their nature. Please see Note 4 in the Notes to the Financial Statements for additional information.

See accompanying notes to financial statements.

Wildermuth Fund

Statements of Changes in Net Assets

	For the year ended March 31, 2023	For the period ended March 31, 2022(1)	For the year ended December 31, 2021
Increase/(Decrease) in Net Assets From:
Operations:
Net investment loss, net of taxes	$(451,362)	$(499,325)	$(738,555)
Net realized gain on investments and foreign currency	4,824,119	493,427	7,791,340
Net change in unrealized appreciation (depreciation) on investments and foreign currency, net of taxes	(35,421,245)	1,940,124	2,199,912
Net increase (decrease) in net assets resulting from operations	(31,048,488)	1,934,226	9,252,697

Distributions to Shareholders:
Distributions:
Class A	(399,043)	—	(3,522,460)
Class C	(221,289)	—	(3,033,245)
Class I	(466,479)	—	(1,628,440)
Total:	(1,086,811)	—	(8,184,145)
From other sources (return of capital):
Class A	(775,717)	(141,427)	(578,043)
Class C	(613,160)	(129,994)	(460,119)
Class I	(664,427)	(68,706)	(225,185)
Total:	(2,053,304)	(340,127)	(1,263,347)
Total distributions to shareholders	(3,140,115)	(340,127)	(9,447,492)

Capital Share Transactions:
Net proceeds from Class A shares sold	454,551	581,475	2,932,277
Net proceeds from Class C shares sold	309,166	202,281	1,280,866
Net proceeds from Class I shares sold	33,469,929	1,472,908	8,468,573
Reinvestment of distributions from Class A shares	533,902	67,180	1,980,231
Reinvestment of distributions from Class C shares	580,848	100,945	2,957,523
Reinvestment of distributions from Class I shares	578,642	31,419	1,114,740
Cost of Class A shares redeemed	(17,979,654)	(4,795,945)	(19,119,406)
Cost of Class C shares redeemed	(29,097,178)	(1,539,118)	(7,927,337)
Cost of Class I shares redeemed	(7,681,984)	(2,146,299)	(9,218,101)
Net decrease from capital share transactions	(18,831,778)	(6,025,154)	(17,530,634)

Net change in net assets	(53,020,381)	(4,431,055)	(17,725,429)

Net Assets:
Beginning of year	139,677,780	144,108,835	161,834,264
End of year	$86,657,399	$139,677,780	$144,108,835

See accompanying notes to financial statements.

Wildermuth Fund

Statements of Changes in Net Assets - Continued

	For the year ended March 31, 2023	For the period ended March 31, 2022(1)	For the year ended December 31, 2021
Share Activity:
Issuance of Class A shares	34,110	42,792	210,279
Issuance of Class C shares	25,556	15,726	96,546
Issuance of Class I shares	2,512,805	107,835	599,900
Class A shares reinvested	41,074	4,965	145,494
Class C shares reinvested	46,779	7,850	227,942
Class I shares reinvested	44,491	2,300	81,216
Class A shares redeemed	(1,371,646)	(357,327)	(1,377,266)
Class C shares redeemed	(2,324,022)	(120,032)	(595,391)
Class I shares redeemed	(583,045)	(158,750)	(664,405)
Net decrease in shares of beneficial interest outstanding	(1,573,898)	(454,641)	(1,275,685)

(1)         Reflects operations for the period from January 1, 2022 to March 31, 2022. On August 25, 2021 the Board of Trustees approved the change in fiscal year end from December 31st to March 31st.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Cash Flows

For the year ended March 31, 2023
Cash flows from operating activities:
Net decrease in net assets from operations	$(31,048,488)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(7,491,762)
Purchases of short-term investments, net	(423,831)
Proceeds from sales of investments	19,302,158
Net realized gain from investments	(6,381,531)
Net realized loss from foreign currency transactions	36,256
Net unrealized depreciation on investments	33,728,020
Net unrealized depreciation on foreign currency translations	217
Return of capital and non-income distributions	3,656,514

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Investment Adviser	(90,691)
Dividend and interest receivable	1,485,469
Return of capital receivable	271,670
Prepaid expenses	(15,806)
Increase/(Decrease) in liabilities:
Payable to Investment Adviser	(94,249)
Payable for professional fees	247,860
Payable for shareholder servicing fees	(11,760)
Payable for fund accounting and administration fees	(10,852)
Payable for custody fees	(2,978)
Payables for transfer agent fees and expenses	1,099
Payable for distribution fees	(20,738)
Payable for interest expense	(6,559)
Payable for income tax	1,363,344
Payable for deferred tax liability	1,693,008
Accrued other liabilities	(19,004)
Net cash provided from operating activities	16,167,366

Cash flows from financing activities:
Proceeds from shares sold	34,277,056
Proceeds from credit facility	5,833,463
Cost of shares redeemed, net of redemption fees	(54,758,816)
Cash distributions paid, net of reinvestment	(1,446,723)
Net cash used by financing activities	(16,095,020)

Effects of foreign currency exchange rate changes in cash	(36,473)

Net change in cash	35,873
See accompanying notes to financial statements.

Wildermuth Fund

Statement of Cash Flows - Continued

For the year ended March 31, 2023
Cash and cash equivalents
Cash at beginning of period	$—
Foreign cash at beginning of period	—
Cash held at brokers at beginning of period	37,073
Total cash and cash equivalents at beginning of period	37,073

Cash held at end of period	35,675
Foreign cash at end of period	—
Cash held at brokers at end of period	37,271
Total ending cash and cash equivalents at end of period	$72,946

Supplemental disclosure of non-cash activity:
Reinvestment of distributions	$1,693,392
Net deferred tax expense	1,693,008
Total	3,386,400

Supplemental disclosure of cash activity:
Income tax paid	$—
Interest paid	401,970
Total	401,970

See accompanying notes to financial statements.

Wildermuth Fund

Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended March 31, 2023	For the period ended March 31, 2022(1)		For the year ended December 31, 2021	For the year ended December 31, 2020(2)		For the year ended December 31, 2019(2)		For the year ended December 31, 2018(2)
Net asset value, beginning of period	$13.67	$13.51		$13.52	$13.78		$12.69		$13.21

Income from Investment Operations:
Net investment income (loss), net of taxes(3)	(0.03)	(0.04)		(0.04)	(0.12)		(0.08)		0.06
Net realized and unrealized gain (loss) on investments, net of taxes	(3.40)	0.23		0.92	(0.05)		1.55		(0.23)
Total from investment operations	(3.43)	0.19		0.88	(0.17)		1.47		(0.17)
Less Distributions:
From return of capital	(0.22)	(0.03)		(0.11)	—		(0.38)		(0.32)
From net realized gains	(0.12)	—		(0.78)	(0.09)		—		(0.03)
Total distributions	(0.34)	(0.03)		(0.89)	(0.09)		(0.38)		(0.35)
Net asset value, end of period	$9.90	$13.67		$13.51	$13.52		$13.78		$12.69

Total return(4)	(25.64)%	1.43	%(5)	6.56%	(1.24	)%(6)	11.65	%(7)	(1.38)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,941	$59,091		$62,555	$76,418		$80,692		$69,143
Gross expenses inclusive of interest, taxes, and extraordinary expenses(8)(9)	3.37%	3.27	%(10)	2.72%	3.12%		2.97%		3.21%
Net expenses inclusive of interest, taxes, and extraordinary expenses(8)(11)	2.82%	2.74	%(10)	2.50%	2.50%		2.50%		2.50%
Gross expenses exclusive of interest, taxes, and extraordinary expenses(8)(9)	3.05%	3.03	%(10)	—%	—%		—%		—%
Net expenses exclusive of interest, taxes, and extraordinary expenses(8)(11)	2.50%	2.50	%(10)	—%	—%		—%		—%
Ratio of net investment income (loss) to average net assets before taxes(8)(12)	(0.38)%	(1.22	)%(10)	(0.30)%	(0.85)%		(0.63)%		0.45%
Ratio of net investment income (loss) to average net assets after taxes(8)(12)	(0.25)%	(1.22	)%(10)	(0.30)%	(0.85)%		(0.63)%		0.45%
Portfolio turnover rate	6%	2	%(5)	11%	32%		29%		31%

Credit Facility
Senior securities, end of period (000’s)	$5,833	$—		$—	$—		$—		$—
Asset coverage, per $1,000 of senior security principal amount	15,855	—		—	—		—		—
Asset coverage ratio of senior securities	1,586%	—		—	—		—		—

(1)    Reflects operations for the period from January 1, 2022 to March 31, 2022. On August 25, 2021 the Board of Trustees approved the change in fiscal year end from December 31st to March 31st.

(2)          Redemption fees consisted of per share amounts of less than $0.01.

(3)          Per share amounts calculated using the average shares method.

(4)    Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load of offering price. If the sales charge was included total returns would be lower. The maximum sales load was 5.75% of offering price.

(5)          Not annualized.

(6)          Total return would have been (1.39%) absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31, 2020).

(7)    Total return would have been 11.24% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31, 2019).

(8)    The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)          Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(10)        Annualized.

(11)        Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(12)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Fund

Financial Highlights – Class C

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended March 31, 2023	For the period ended March 31, 2022(1)	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019(2)	For the year ended December 31, 2018(2)
Net asset value, beginning of period	$13.00	$12.86	$13.01	$13.37	$12.40	$13.02

Income from Investment Operations:
Net investment loss, net of taxes(3)	(0.15)	(0.06)	(0.13)	(0.21)	(0.18)	(0.02)
Net realized and unrealized gain (loss) on investments, net of taxes	(3.31)	0.23	0.87	(0.06)	1.50	(0.25)
Total from investment operations	(3.46)	0.17	0.74	(0.27)	1.32	(0.27)
Less Distributions:
From return of capital	(0.22)	(0.03)	(0.11)	—	(0.35)	(0.32)
From net realized gains	(0.12)	—	(0.78)	(0.09)	—	(0.03)
Total distributions	(0.34)	(0.03)	(0.89)	(0.09)	(0.35)	(0.35)
Net asset value, end of period	$9.20	$13.00	$12.86	$13.01	$13.37	$12.40

Total return(4)	(27.23)%	1.35%(5)	5.73%	(2.03)%(6)	10.74%(7)	(2.18)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,816	$51,627	$52,299	$56,451	$54,614	$35,888
Gross expenses inclusive of interest, taxes, and extraordinary expenses(8)(9)	4.12%	4.02%(10)	3.47%	3.87%	3.72%	3.96%
Net expenses inclusive of interest, taxes, and extraordinary expenses(8)(11)	3.57%	3.49%(10)	3.25%	3.25%	3.25%	3.25%
Gross expenses exclusive of interest, taxes, and extraordinary expenses(8)(9)	3.80%	3.78%(10)	—%	—%	—%	—%
Net expenses exclusive of interest, taxes, and extraordinary expenses(8,11)	3.25%	3.25%(10)	—%	—%	—%	—%
Ratio of net investment loss to average net assets before taxes(8)(12)	(1.28)%	(1.97)%(10)	(1.00)%	(1.59)%	(1.40)%	(0.20)%
Ratio of net investment loss to average net assets after taxes(8)(12)	(1.16)%	(1.97)%(10)	(1.00)%	(1.59)%	(1.40)%	(0.20)%
Portfolio turnover rate	6%	2%(5)	11%	32%	29%	31%

Credit Facility
Senior securities, end of period (000’s)	$5,833	$—	$—	$—	$—	$—
Asset coverage, per $1,000 of senior security principal amount	15,855	—	—	—	—	—
Asset coverage ratio of senior securities	1,586%	—	—	—	—	—

(1)    Reflects operations for the period from January 1, 2022 to March 31, 2022. On August 25, 2021 the Board of Trustees approved the change in fiscal year end from December 31st to March 31st.

(2)          Redemption fees consisted of per share amounts of less than $0.01.

(3)          Per share amounts calculated using the average shares method.

(4)     Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase. If the sales charge was included total returns would be lower.

(5)          Not annualized.

(6)          Total return would have been (2.18)% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31, 2020).

(7)          Total return would have been 10.33% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31, 2019).

(8)    The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)          Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(10)        Annualized.

(11)        Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(12)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Fund

Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended March 31, 2023	For the period ended March 31, 2022(1)	For the year ended December 31, 2021	For the year ended December 31, 2020(2)	For the year ended December 31, 2019	For the year ended December 31, 2018
Net asset value, beginning of period	$13.80	$13.62	$13.60	$13.91	$12.79	$13.27

Income from Investment Operations:
Net investment income (loss), net of taxes(3)	0.04	(0.03)	0.01	(0.09)	(0.06)	0.17
Net realized and unrealized gain (loss) on investments, net of taxes	(3.46)	0.24	0.90	(0.13)	1.58	(0.31)
Total from investment operations	(3.42)	0.21	0.91	(0.22)	1.52	(0.14)
Less Distributions:
From return of capital	(0.22)	(0.03)	(0.11)	—	(0.41)	(0.32)
From net realized gains	(0.12)	—	(0.78)	(0.09)	—	(0.03)
Total distributions	(0.34)	(0.03)	(0.89)	(0.09)	(0.41)	(0.35)
Redemption Fees:	—	—	—	—	0.01	0.01
Net asset value, end of period	$10.04	$13.80	$13.62	$13.60	$13.91	$12.79

Total return	(25.32)%	1.56%(4)	6.74%	(1.58)%(5)	12.06%(6)	(1.07)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40,900	$28,960	$29,255	$28,965	$38,203	$12,084
Gross expenses inclusive of interest, taxes, and extraordinary expenses(7)(8)	3.12%	3.02%(9)	2.47%	2.87%	2.72%	2.96%
Net expenses inclusive of interest, taxes, and extraordinary expenses(7)(10)	2.57%	2.49%(9)	2.25%	2.25%	2.25%	2.25%
Gross expenses exclusive of interest, taxes, and extraordinary expenses(7)(8)	2.80%	2.78%(9)	—%	—%	—%	—%
Net expenses exclusive of interest, taxes, and extraordinary expenses(7)(10)	2.25%	2.25%(9)	—%	—%	—%	—%
Ratio of net investment income (loss) to average net assets before taxes(7)(11)	0.15%	(0.97)%(9)	0.07%	(0.63)%	(0.42)%	1.27%
Ratio of net investment income (loss) to average net assets after taxes(7)(11)	0.28%	(0.97)%(9)	0.07%	(0.63)%	(0.42)%	1.27%
Portfolio turnover rate	6%	2%(4)	11%	32%	29%	31%

Credit Facility
Senior securities, end of period (000’s)	$5,833	$—	$—	$—	$—	$—
Asset coverage, per $1,000 of senior security principal amount	15,855	—	—	—	—	—
Asset coverage ratio of senior securities	1,586%	—	—	—	—	—

(1)    Reflects operations for the period from January 1, 2022 to March 31, 2022. On August 25, 2021 the Board of Trustees approved the change in fiscal year end from December 31st to March 31st.

(2)          Redemption fees consisted of per share amounts of less than $0.01.

(3)          Per share amounts calculated using the average shares method.

(4)          Not annualized.

(5)          Total return would have been (1.80)% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31,2020).

(6)          Total return would have been 11.58% absent the Capital Contribution from the Adviser (see Note 4 in the annual report to shareholders dated December 31,2019).

(7)    The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)          Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(9)          Annualized.

(10)        Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(11)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
See accompanying notes to financial statements.

Wildermuth Fund

Notes to Financial Statements
March 31, 2023

1. ORGANIZATION

Wildermuth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013 and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes will provide long-term capital appreciation and favorable risk-adjusted returns, as well as in income-producing assets that the Adviser believes will provide consistent income and, to an extent, liquidity.

The Fund is engaged in a continuous offering of shares of beneficial interest and operates as an interval fund that makes quarterly repurchase offers of shares at net asset value (“NAV”). The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – Subject to its oversight, the Trust’s Board has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to the Adviser, pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports.

For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Adviser deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market,

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non-U.S. dollar denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Commodity and Natural Resource Investments, Direct Real Estate, Hedge Funds, Private Equity Funds, and Private Real Estate Investments (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. Investments in private equity debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value based on payment history, market conditions, collateral of underlying debt and credit quality of borrower. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Adviser on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share.

In cases where investment statements as of March 31, 2023 are not available, the Adviser utilizes the latest available statement and discusses with management of the underlying investment to determine if there have been material events or other information that may impact valuation. Based on that analysis and in accordance with the Trust’s valuation policies and procedures, the Adviser makes a determination as to whether a change in valuation is required from the latest available statement value.

US GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

These inputs are summarized in the three broad levels listed below:

•        Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•        Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•        Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of March 31, 2023:

Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient*		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Commodity & Natural Resource Investments	$1,426,646	(1)(6)(7)	$—	$—	$4,922,774	$6,349,420
Direct Private Equity	—		—	—	50,349,405	50,349,405
Direct Real Estate	1,407,750	(2)(6)(7)	—	—	1,984,885	3,392,635
Hedge Funds	603,602	(3)(6)(7)	—	—	—	603,602
Private Equity Debt	—		—	—	20,024,315	20,024,315
Private Equity Funds	4,662,556	(4)(6)(7)	—	—	1,652,284	6,314,840
Private Real Estate Investments	6,224,263	(5)(6)(7)	—	—	—	6,224,263
Public Non-Traded Real Estate Investment Debt	—		—	—	116,110	116,110
Warrants	—		—	—	958,394	958,394
Short-Term Investments	—		616,037	—	—	616,037
Total	$14,324,817		$616,037	$—	$80,008,167	$94,949,021

*      Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

The following footnotes represent the Fund’s investments, valued using net asset value as a practical expedient, and their attributes as of March 31, 2023. The investments listed are grouped by security type.

(1)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Kayne Anderson Energy Fund VII LP	1,426,646	$ 316,131	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies	N/A	Up to 7 years	Up to 7 years
(2)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Brookwood SFL Investor Co-Investment Vehicle, LLC	1,407,750	—	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A	Until Asset is Sold	No redemption rights
(3)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Rosebrook Opportunities Fund LP	603,602	747,568	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A	Up to 4 years	Up to 4 years
(4)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Abbott Secondary Opportunities LP	831,507	25,539	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	Not Applicable	Up to 5 years	Up to 5 years
	Committed Advisors Secondary Fund III	1,488,549	335,342	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	Not Applicable	Up to 7 years	Up to 7 years
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	248,578	—	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

								Not Applicable	Up to 4 years	Up to 4 years
	PineBridge Secondary Partners IV SLP	1,274,064	1,076,496	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	Not Applicable	Up to 8 years	Up to 8 years
	StepStone VC Opportunities V LP	819,858	45,500	Not Applicable	Not Applicable	Capital Appreciation	Direct investments in growth stage companies	Not Applicable	Up to 8 years	Up to 8 years

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

(5)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	ARCTRUST, Inc.	954,821	—	Annual	30 days	Capital Appreciation and Income	Development, acquisition and financing of commercial properties	3 years	Until Assets Are Sold	No redemption rights
	Cygnus Property Fund V, LLC	65,834	—	Not Applicable	Not Applicable	Capital Appreciation and Income	Distressed debt/ special situation and opportunistic real estate investments	Not Applicable	Up to 3 years	Up to 3 years
	Harbert Seniors Housing Fund I LP	1,580,071	—	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	Not Applicable	Up to 7 years	Up to 7 years
	Harbert Seniors Housing Fund II LP	2,659,567	2,204,823	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	Not Applicable	Up to 10 years	Up to 10 years
	Shopoff Land Fund III LP	51,520	—	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 2 years	Up to 2 years
	Stonehill Strategic Hotel Credit Opportunity Fund II LP	442,740	—	Not Applicable	Not Applicable	Capital Appreciation and Income	Value added lending to hospitality assets	Not Applicable	Up to 5 years	Up to 5 years
	Walton Street Real Estate Fund VIII LP	469,710	419,684	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 8 years	Up to 8 years

(6)         Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(7)         These investments are domiciled in the United States.

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning Balance April 1, 2022	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance March 31, 2023
Commodity & Natural Resource Investments	$4,163,692	$284,054	$—	$—	$—	$—	$(12,601)	$487,629	$4,922,774
Direct Private Equity	72,108,458	—	—	—	(51,880)	(246,321)	—	(21,460,852)	50,349,405
Direct Real Estate	6,259,340	—	—	—	(4,622,412)	2,528,854	—	(2,180,897)	1,984,885
Private Equity Debt	23,602,244	—	—	6,983,988	(6,250,786)	(687,137)	—	(3,623,994)	20,024,315
Private Equity Funds	2,860,128	—	—	—	—	—	(537,524)	(670,320)	1,652,284
Public Non-Traded Real Estate Investment Debt	126,031	—	—	—	(7,375)	—	(2,546)	—	116,110
Warrants	723,919	—	—	—	—	—	—	234,475	958,394
	$109,843,812	$284,054	$—	$6,983,988	$(10,932,453)	$1,595,396	$(552,671)	$(27,213,959)	$80,008,167

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of March 31, 2023 is $(24,980,959).

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

The following is a summary of quantative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of March 31, 2023:

Type of Level 3 Investment	Fair Value as of March 31, 2023	Valuation Technique	Unobservable Inputs	Range	Weighted Average	Impact to Valuation from an Increase in Input
Commodity & Natural Resource Investments	$3,559,772	Income Approach	Discount Rate	15% – 25%	21.45%	Decrease

Direct Real Estate	1,984,885	Market Approach	Cap Rate	5.25	5.25	Decrease

Private Equity
Direct Private Equity	242,726	Guideline company comparison	Projected revenue mulitple	0.23x	0.23x	Increase

	12,947,583	Guideline company comparison	LTM Revenue multiple	3.75 – 5.25x	4.94x	Increase

	2,688,310	Guideline company comparison	Book Multiple	1.05x	1.05x	Increase

	17,542,567	Probability-Weighted Expected Return Model	Time to Liquidity	1 – 2 year	2.0	Decrease
			Exit Multiple	8.5x – 11.5x	10.0	Increase
			Discount Rate	30-50%	35%	Decrease

	16,753,220	Guideline company comparison & Option pricing method	Projected revenue mulitple	1.7x – 6.0x	5.0	Increase

			Time to Liquidity	2-3	2.2	Decrease
			Volatility	60 – 65%	63.9%	Increase
			Risk Free Rate	4.06% – 4.51%	4.16%	Decrease

Private Equity Debt	20,024,315	Income Approach	Discount Rate	27.5% – 40%	28.65%	Decrease

Private Equity Funds	361,073	Market Approach	Discount Rate	45.00%	45.00%	Decrease

Warrants	595,488	Guideline company comparison	Projected revenue mulitple	6x	6x	Increase

		Option pricing method	Time to Liquidity	2.0	2.0	Decrease
			Volatility	65%	65%	Increase
			Risk Free Rate	4.06%	4.06%	Decrease

	362,906	Probability-Weighted Expected Return Model	Time to Liquidity	1 – 2 year	1 – 2 year	Decrease
			Exit Multiple	8.5x – 11.5x	8.5x-11.5x	Increase
			Discount Rate	50.00%	50.00%	Decrease

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

The following is a summary of quantative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of March 31, 2023:

Type of Level 3 Investment	Fair Value as of March 31, 2023	Valuation Technique
Commodity & Natural Resource Investments	$1,363,002	Quarterly Asset Based Approach

Direct Private Equity	174,999	Recent Transaction Value

Private Equity Funds	1,291,211	Quarterly Asset Based Approach

Public Non-Traded Real Estate Investment Debt	116,110	Face Value

Portfolio Investment Classification – The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as exchange-traded funds, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

Income Taxes – The Fund has historically qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies. As of the periods ended March 31, 2022 and September 30, 2022, the Fund still believed and fully intended to qualify as a regulated investment company by complying with the relevant provisions of the Internal Revenue Code. During the period ended March 31, 2023, it was determined that the Fund does not qualify as a regulated investment company but rather will be taxed as a corporation.

As a result, the Fund now accounts for income taxes using the asset and liability method. The expected amount of income tax to be paid or refunded during the year is current income tax expense or benefit, as applicable. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that the Fund expects will apply at the time when the deferred tax assets and liabilities are expected to be realized. Deferred tax assets are also recorded for any tax attributes, such as tax credit and net operating loss carryforwards. The Fund determines the realization of deferred tax assets by considering all positive and negative evidence available, and a valuation allowance is recorded for any deferred tax assets that are not more-likely-than-not to be realized. Any effect of change in federal and state tax rates on deferred tax assets and liabilities is recognized in income tax expense in the period that includes the enactment date.

The Fund records liabilities for uncertain income tax positions based on a two-step process. The first step is recognition, where an individual tax position is evaluated as to whether it has a likelihood of greater than 50% of being sustained upon examination based on the technical merits of the position, including resolution of any related appeals or litigation processes. For tax positions that are currently estimated to have less than a 50% likelihood of being sustained, no tax benefit is recorded. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized on ultimate settlement. The actual benefits ultimately realized may differ from the estimates. In future fiscal years, changes in facts, circumstances, and new information may require the Fund to change the recognition and measurement estimates regarding individual tax positions. Changes in recognition and measurement estimates are recorded in income tax expense and liability in the fiscal year in which such changes occur. Any interest or penalties incurred related to unrecognized tax benefits are recorded as a component of the provision for income tax expense.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended March 31, 2023, the Fund did not have any contributions to capital due to redemption fees.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended March 31, 2023, amounted to $7,491,762 and $19,302,158, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the year ended March 31, 2023, the Adviser earned $1,830,338 in advisory fees.

Expense limitation agreement – The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through July 31, 2023. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board of Trustees. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. On March 3, 2023, the Board approved an amended and restated expense limitation agreement (the “Amended Expense Limitation Agreement”), to be effective August 1, 2023, in which the Adviser agrees to limit the Fund’s ordinary operating expenses so that they do not exceed 3.00%, 3.75%, and 2.75% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares, respectively. All other terms of the Expense Limitation Agreement remain the same in the Amended Expense Limitation Agreement. During the year ended March 31, 2023, the Adviser did not recoup any expenses. As of March 31, 2023, $925,074 is subject to recoupment through December 31, 2023, $336,068 through December 31, 2024, $183,517 through March 31, 2025, and $665,753 through March 31, 2026.

During the year ended March 31, 2023, there were $150,000 of audit and tax expenses incurred by the Fund that were distinguishable in their characterization as being unusual in nature as well as not expected to be recurring in future periods. The amount caused the ratio of net expenses to average net assets of the Class A, Class C and Class I shares to exceed the contractual expense limitation. These certain expenses are not expected to be incurred in future periods.

Distribution Agreement – The Board has approved a Distribution Agreement (the “Agreement”). The Agreement provides that a monthly distribution fee is calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C. Class A and Class I shares are not currently subject to a distribution fee. For the year ended March 31, 2023, $283,811 had been incurred for Class C distribution fees.

Shareholder Services Plan – The Fund has adopted a Shareholder Services Plan and Agreement (the “Plan). The Plan provides that a monthly service fee is calculated at an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. Class I shares are not included under the Plan and are not subject to a 0.25% average daily net asset fee. For the year ended March 31, 2023, Class A had incurred $118,414 in shareholder service fees and Class C had incurred $94,604.

Trustees – Each Independent Trustee receives an annual cash retainer of $30,000. The chairperson of the Valuation Committee and the chairperson of the Audit Committee each receives $1,250 additional compensation for each Committee meeting for which such person serves as chair of the meeting. Each independent trustee also receives a payment of $10,000 in Fund shares as part of the trustee’s total annual compensation. Mr. Wildermuth, Ms. Wildermuth or any of the executive officers of the Adviser will not receive compensation from the Fund.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

5. FEDERAL TAX INFORMATION

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. Therefore, the Fund’s taxable income will be subject to tax at corporate rates without any deduction for distributions to shareholders. In addition, distributions generally will be taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits.

The components of income tax expense for the year ended March 31, 2023 is presented in the table below:

Current Tax Expense (Benefit)	For the year ended March 31, 2023
Federal	1,036,532
State	326,812
Current Tax Expense (Benefit)	1,363,344
Deferred Tax Expense (Benefit)	For the year ended March 31, 2023
Federal	1,322,780
State	370,228
Deferred Tax Expense (Benefit)	1,693,008
Total Income Tax Expense (Benefit)	3,056,352

Income tax expense/(benefit) for the year ended March 31, 2023 varied from the amount computed by applying the statutory income tax rate to income before income taxes. The Fund’s federal statutory tax rate was 21 percent for the year ended March 31, 2023. A reconciliation of the expected U.S. federal income tax expense, calculated by applying the federal statutory tax rate, to the Fund’s actual income tax expense, and the effective tax rate for the year ended March 31, 2023 is presented in the following table:

	For the year ended March 31, 2023	For the year ended March 31, 2023
Federal tax (benefit) at statutory rate	(5,878,349)	21.00%
State tax expense (benefit)	(1,738,312)	6.21%
Federal Effect of State tax expense (benefit)	451,840	(1.61)%
Effect of Rate Change	(413,308)	1.48%
Non-taxable basis adjustments	178,871	(0.64)%
True-Up of Income Tax Payable/Receivable	(90,020)	0.32%
True-Up of Deferred Taxes	10,545,630	(37.67)%
Total tax expense	3,056,352	(10.91)%

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

Significant components of the Fund’s net deferred tax assets and liabilities at March 31, 2023 is presented in the following table:

For the year ended March 31, 2023
Deferred Tax Assets:
Unrealized (Gain)/Loss on Investments	9,264,035
Total Deferred Tax Assets	9,264,035
Deferred Tax Liabilities:
Unrealized (Gain)/Loss on Investments	(10,957,043)
Total Deferred Tax Liabilities	(10,957,043)
Net Deferred Tax Asset(Liability)	(1,693,008)

The Fund considered all positive and negative evidence available, and believes it is more likely than not that the Fund will realize the benefit of its deferred tax assets.

The Fund has analyzed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for tax years open for the current and prior three years. The Fund identifies its major tax jurisdictions as U.S. federal, and state jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund is no longer subject to U.S. federal tax examinations for tax years before December 31, 2018.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended March 31, 2023, the Fund completed four quarterly repurchase offers. The results of the repurchase offers were as follows:

Repurchase Pricing Date	April 29, 2022	July 29, 2022	October 31, 2022	January 31, 2023
% of Shares Offered - Total Fund	5.00%	5.00%	5.00%	5.00%
Number of Shares Offered - Total Fund	520,633	496,811	473,746	461,143
Pricing Date Net Asset Value - Class A	$13.51	$13.54	$13.20	$11.98
Pricing Date Net Asset Value - Class C	$12.84	$12.84	$12.49	$11.30
Pricing Date Net Asset Value - Class I	$13.64	$13.68	$13.35	$12.12
Number of Shares Tendered - Class A	1,596,323	1,319,670	1,625,832	1,659,437
Number of Shares Tendered - Class C	511,028	609,000	598,567	773,837
Number of Shares Tendered - Class I	744,129	841,642	880,873	1,111,392
Number of Shares Repurchased - Class A	290,553	236,069	247,518	216,405
Number of Shares Repurchased - Class C	92,094	108,049	90,905	99,623
Number of Shares Repurchased - Class I	137,986	152,693	135,323	145,115
% of Shares Tendered - Total Fund	27.36%	27.88%	32.77%	38.44%
% of Shares Repurchased - Total Fund	5.00%*	5.00%*	5.00%*	5.00%*

*      Repurchases were made on a pro-rata basis

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Fund on March 31, 2023 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$874,085	$831,507	1.0%
Affinity Beverages, LLC	February 21, 2020	41,751	175,000	174,999	0.2%
ARCTRUST, Inc.	June 30, 2016	92,075	855,488	954,821	1.1%
Atlas Fintech Holdings Corp. - Class A Share Interests	December 20, 2016	684	3,126,329	2,688,310	3.1%
Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date 12/3/2023	December 20, 2016	44	—	—	0.0%
Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	April 2, 2018	—	398,630	1,291,211	1.5%
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	421,253	1,407,750	1.6%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	1,000	1,000,000	1,078,948	1.3%
Clear Guide Medical, Inc. - Convertible Note, 0.50%, 2/29/2024	August 15, 2022	750,000	750,000	696,350	0.8%
Clear Guide Medical, Inc. - Convertible Note, 6.00%, 11/6/2023	January 6, 2022	250,000	250,000	241,387	0.3%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	3,771,103	4.4%
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	500,000	719,414	0.8%
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	July 16, 2018	838,423	3,085,394	4,066,329	4.7%
Clearsense, LLC - Class C Preferred Shares	February 20, 2019	1,543,074	6,799,865	5,401,290	6.2%
Clearsense, LLC - Class D Preferred Shares	April 28, 2021	835,814	3,000,000	3,403,066	3.9%
CM Funding, LLC	December 14, 2018	1,976,034	1,976,034	1,852,344	2.1%
Committed Advisors Secondary Fund III	March 30, 2017	—	448,609	1,488,549	1.7%

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Cottonwood Communities, Inc. - Promissory Note, 7.00%, 1/1/2031	June 22, 2021	116,110	$116,110	$116,110	0.1%
Cygnus Property Fund V, LLC	October 30, 2018	—	—	65,834	0.1%
DSI Digital, LLC - Common Units	April 26, 2021	2,074,115	1,000,000	1,566,913	1.8%
DSI Digital, LLC - Convertible Note, 8.00%, 3/23/2025	March 24, 2021	5,105,000	5,105,000	7,546,397	8.7%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	5,791,621	8,560,000	7,418,808	8.6%
DSI Digital, LLC, Exercise Price $0.01, Expiration Date 3/29/2025	February 28, 2023	483,827	—	362,906	0.4%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	270,695	248,578	0.3%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	294,008	0.3%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	67,065	0.1%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,271,672	1,580,071	1.8%
Harbert Seniors Housing Fund II LP	September 10, 2019	—	2,742,490	2,659,567	3.1%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,918,230	1,426,646	1.7%
LaGrange Senior Living, LLC - Class A Interests	September 11, 2019	1,800,000	1,800,000	1,984,885	2.3%
Level ATI HoldCo, LLC - Class A	September 10, 2018	—	1,690,000	4,143,227	4.8%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	2,276,542	2,569,180	3.0%
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	1,223,458	1,362,387	1.6%
Midcon Holdco Partners, LLC	December 29, 2020	181.858	181,858	284,054	0.3%
PineBridge Secondary Partners IV SLP	September 19, 2017	—	730,627	1,274,064	1.5%
Reach Enterprises, Inc. - Common Units	August 8, 2019	8,800,000	2,758,800	108,957	0.1%
Reach Enterprises, Inc. - Convertible Note, 8.00%, 6/30/2023	April 30, 2021	5,065,250	5,065,250	4,514,668	5.2%
Reach Enterprises, Inc. - Convertible Note, 12.00%, 10/1/2023	October 2, 2020	2,500,000	2,500,000	2,668,750	3.1%

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Reach Enterprises, Inc. - Series Seed-1 Preferred Units	August 5, 2020	309,150	$458,001	$25,891	0.0%
Reach Enterprises, Inc. - Series Seed-2 Preferred Units	July 15, 2020	1,288,103	1,526,647	107,878	0.1%
Rosebrook Opportunities Fund LP	February 2, 2017	—	994,053	603,602	0.7%
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/21/2028	February 6, 2018	1,442	—	1,846	0.0%
Sequin, Inc. - Convertible Note, 8.00%, 7/20/2023	July 22, 2020	2,098,889	2,098,889	479,564	0.6%
Sequin, Inc., Exercise Price $0.001, Expiration Date 3/30/2026	March 31, 2021	6,410	—	—	0.0%
Sequin, Inc. - Promissory Note, 12.00%, 3/20/2024	March 31, 2021	250,000	250,000	53,592	0.1%
Shopoff Land Fund III LP	April 28, 2015	56	34,846	51,520	0.1%
StepStone VC Opportunities V, L.P.	January 18, 2018	—	365,625	819,858	1.0%
Stonehill Strategic Hotel Credit Opportunity Fund II LP	July 18, 2016	124,099	124,099	442,740	0.5%
The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 12/31/2023	July 22, 2020	2,033,611	2,033,611	1,997,427	2.3%
Thunder Investment Partners, LLC	November 2, 2018	2,067,399	2,067,399	1,707,428	2.0%
Walton Street Real Estate Fund VIII LP	May 24, 2017	—	182,647	469,710	0.5%
Waratek, Ltd. - Common Shares	November 24, 2021	7,627,254	3,191,374	7,072,061	8.2%
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 1/22/2028	June 5, 2018	646,328	—	593,642	0.7%
Waratek, Ltd. - Series B-1	June 5, 2018	635,838	2,990,569	2,535,342	2.9%
Waratek, Ltd. - Series B-2	December 28, 2017	756,826	3,696,940	3,214,250	3.7%
WG Pitts Caribbean, LLC - Common Units	October 12, 2018	—	426,040	—	0.0%
WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2026	August 14, 2020	2,623,158	4,010,856	1,826,180	2.1%
			$90,573,015	$94,332,984

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

8. INVESTMENTS IN AFFILIATED ISSUERS

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2023 and may include acquisitions of new investments, prior year holdings that became affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Beginning balance April 1, 2022	Purchases or Conversions	Sales or Conversions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value March 31, 2023	Investment Income (Loss)
Clear Guide Medical, Inc. - Convertible Note - 0.50%, 2/29/2024(1)	$—	$750,000	$—	$(53,650)	$—	$—	$696,350	$—
Clear Guide Medical, Inc. - Convertible Note - 6.00%, 11/6/2023(1)	250,000	—	—	(8,613)	—	—	241,387	(3,452)
Clear Guide Medical, Inc. - Series A Preferred Stock(1)	3,731,385	—	—	39,718	—	—	3,771,103	—
Clear Guide Medical, Inc. - Series A-2 Preferred Stock(1)	728,465	—	—	(9,051)	—	—	719,414	—
Clear Guide Medical, Inc. - Series A-3 Preferred Stock(1)	4,222,021	—	—	(155,692)	—	—	4,066,329	—
Clearsense, LLC - Class C Preferred Shares	11,531,511	—	—	(6,130,221)	—	—	5,401,290	—
Clearsense, LLC - Class D Preferred Shares	5,716,834	—	—	(2,313,768)	—	—	3,403,066	—
CM Funding, LLC(1)	1,577,560	—	—	274,784	—	—	1,852,344	—
Content Management Live, LLC	60,000	—	(51,880)	238,200	(246,320)	—	—	—
Dog Wood Park of Northeast Florida, LLC	350,078	—	(286,793)	31,922	(95,207)	—	—	(44,289)
DSI Digital, LLC - Common Units Units(1)	3,169,466	—	—	(1,602,553)	—	—	1,566,913	—
DSI Digital, LLC - Convertible Note, 8.00%, 3/23/2025(1)	3,377,503	2,175,000	—	1,993,894	—	—	7,546,397	—
DSI Digital, LLC - Series A Convertible Preferred Units(1)	10,554,178	—	—	(3,135,370)	—	—	7,418,808	—
DSI Digital, Exercise Price 0.01 Euro, Expiration Date 03/29/2025(1)	—	—	—	362,906	—	—	362,906	—
LaGrange Senior Living, LLC - Class A Interests(1)	2,109,116	—	—	(124,231)	—	—	1,984,885	216,000
Level ATI HoldCo, LLC - Class A(1)	3,102,526	—	—	1,040,701	—	—	4,143,227	—
Polara Builder II, LLC(1)	3,800,146	—	(4,335,619)	(2,088,588)	2,624,061	—	—	144,896
Reach Enterprises, Inc. - Common Units(1)	6,083,101	—	—	(5,974,144)	—	—	108,957	—
Reach Enterprises, Inc. - Convertible Note - 8.00%, 6/30/2023(1)	3,001,272	2,245,250	—	(731,854)	—	—	4,514,668	—

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

Security Description	Beginning balance April 1, 2022	Purchases or Conversions	Sales or Conversions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value March 31, 2023	Investment Income (Loss)
Reach Enterprises, Inc. - Convertible Note - 12.00%, 10/1/2023(1)	3,084,744	—	—	(415,994)	—	—	2,668,750	—
Reach Enterprises, Inc. - Convertible Note - 12.00%, 10/1/2022(1)	125,000	—	(125,000)	—	—	—	—	3,750
Reach Enterprises, Inc. - Promissory Note - 24.33%, 1/22/2023(1)	—	25,000	(25,000)	—	—	—	—	1,000
Reach Enterprises, Inc. - Promissory Note - 18.59%, 2/10/2023(1)	—	95,000	(95,000)	—	—	—	—	2,500
Reach Enterprises, Inc. - Promissory Note - 48.67%, 5/13/2023(1)	—	150,000	(150,000)	—	—	—	—	18,000
Reach Enterprises, Inc. - Series Seed-1 Preferred Units(1)	316,982	—	—	(291,091)	—	—	25,891	—
Reach Enterprises, Inc. - Series Seed-2 Preferred Units(1)	1,320,735	—	—	(1,212,857)	—	—	107,878	—
Rosebrook Opportunities Fund LP(1)	877,332	—	—	(184,541)	—	(89,189)	603,602	—
RRA Credit Opportunity Fund LP	612,091	—	(471,834)	(597,877)	471,834	(14,214)	—	240,053
Thunder Investment Partners, LLC(1)	1,722,394	—	—	(2,365)	—	(12,601)	1,707,428	351,195
Waratek, Ltd. - Common Shares(1)	8,590,687	—	—	(1,518,625)	—	—	7,072,061	—
Waratek, Ltd. - Series B-1(1)	2,691,274	—	—	(155,931)	—	—	2,535,342	—
Waratek, Ltd. - Series B-2(1)	3,510,838	—	—	(296,589)	—	—	3,214,250	—
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 01/22/2028(1)	722,073	—	—	(128,432)	—	—	593,642	—
WG Pitts Caribbean, LLC - Common Units(1)	—	—	—	—	—	—	—	—
WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2026(1)	1,763,130	1,813,738	—	(1,750,688)	—	—	1,826,180	605,699
	$88,702,442	$7,253,988	$(5,541,126)	$(24,900,600)	$2,754,368	$(116,004)	$68,153,068	$1,535,352

(1)         Affliated investments for which ownership exceeds 25% of the Investment Fund’s Capital.

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price, while Class C shares and Class I shares are not subject to a sales charge. Class C shares are subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares are not subject to a contingent deferred sales charge. For the year ended March 31, 2023, the various broker dealers received $507,559 in underwriting commissions for sales of shares. For the year ended March 31, 2023, contingent deferred sales charges in the amount of $274 were charged to Class C shareholders.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2023

10. COMMITMENTS

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2023, the Fund had unfunded commitments in the amount of $5,540,807. The Adviser monitors capital call activity and regularly reviews the Fund’s cash position. In the event the Fund receives a capital call in excess of the Fund’s cash position and the Fund has not received enough incoming shareholder subscriptions to meet the capital call requirement, the Adviser would liquidate public security positions held in the Fund’s portfolio to satisfy the capital commitment. Below is a summary of unfunded commitments per security.

Investment	Total Commitment	Unfunded Commitment
Abbott Secondary Opportunities LP	$2,000,000	$25,539
Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	3,000,000	369,724
Committed Advisors Secondary Fund III	2,000,000	335,342	*
StepStone VC Opportunities V LP	650,000	45,500
Harbert Seniors Housing Fund II LP	5,000,000	2,204,823
Kayne Anderson Energy Fund VII LP	2,500,000	316,131
Pinebridge Secondary Partners IV SLP	2,000,000	1,076,496
Rosebrook Opportunities Fund LP	3,000,000	747,568
Walton Street Real Estate Fund VIII LP	1,000,000	419,684
	$26,650,000	$5,540,807

*      Foreign Security Denominated in Euros (EUR) and converted to US Dollars (USD) based on the March 31, 2023 foreign exchange rate.

11. REVOLVING CREDIT AGREEMENT

On May 19, 2022, the Wildermuth Fund increased its revolving bank line of credit to $10,000,000. The maturity date of the line of credit is May 19, 2023. The Fund uses the line of credit to fund short-term portfolio cash needs and pays interest on it, which is charged at the floating Wall Street Journal Prime Rate, with a rate floor of 3.50% and a setup fee 0.50% of the initial loan amount. During the year ended March 31, 2023, the average principal balance, maximum outstanding balance, and average interest rate were approximately $6,075,440, $10,000,000, and 5.93% per annum, respectively. The line of credit is collateralized by the assets of the Fund. As of March 31, 2023, the principal outstanding balance was $5,833,463 at an interest rate of 8.00% per annum. On December 23, 2022, the Wildermuth Fund entered into an additonal revolving line of credit with a bank, which provides for maximum borrowings of $4,500,000. The Fund pays interest on the line of credit with a rate floor of 5.00%. During the year ended March 31, 2023, the average principal balance, maximum outstanding balance, and average interest rate were approximately $49,090, $414,764, and 7.69% per annum, respectively. As of March 31, 2023, there was no outstanding principal balance on the secondary line of credit. Expenses for the loans are paid by the Fund. During the year ended March 31, 2023, the Fund paid $401,970 in interest and borrowing costs.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on April 28, 2023. 1,448,490 shares of Class A, 795,631 shares of Class C, and 1,208,314 shares of Class I were tendered. The shares tendered represented 39.14% of the Fund’s outstanding shares on the Repurchase Pricing Date. 186,403 shares of Class A, 100,271 shares of Class C, and 154,335 shares of Class I were repurchased. The shares repurchased were made on a pro-rata basis and represented 5.00% of the Fund’s outstanding shares on the Repurchase Pricing Date.

On May 19, 2023, the bank extended the maturity date of the Fund’s primary line of credit ($10,000,000) and the Fund’s additional line of credit ($4,500,000) to July 19, 2023.

Wildermuth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Wildermuth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wildermuth Fund (the “Fund”), including the schedule of investments, as of March 31, 2023 and the related statement of operations for the fiscal year then ended, the statements of changes in net assets and financial highlights for the fiscal year ended March 31, 2023, for the period from January 1, 2022 to March 31, 2022, for the year ended December 31, 2021, the financial highlights for the year ended December 31, 2020, and the statement of cash flows for the fiscal year ended March 31, 2023, including the related notes (collectively, the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023 and the results of its operations for the fiscal year ended March 31, 2023, for the period from January 1, 2022 to March 31, 2022 and for the year ended December 31, 2021 and statements of changes in net assets and financial highlights for the fiscal year ended March 31, 2023, for the period from January 1, 2022 to March 31, 2022, and for the year ended December 31, 2021 and the financial highlights for the year ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2019 and December 31, 2018 were audited by another independent registered public accounting firm whose report dated June 29, 2020, expressed an unqualified opinion on those financial highlights.

Emphasis of a Matter- Income Tax Status

As discussed in Notes 2 and 5, during the year fiscal year ended March 31, 2023, the Fund no longer qualified as a regulated investment company but rather would be taxed as a corporation. The Fund had historically qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and was not subject to income tax at the Fund level in any prior years presented.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, counterparties, underlying fund advisors or by other audit procedures, where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

/s/ WithumSmith+Brown, PC

Whippany, New Jersey

June 9, 2023

Wildermuth Fund

Trustees and Officers
March 31, 2023 (Unaudited)

Trustees

Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Anthony Lewis, Age 76	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm)	1

Director, Torotel Inc. (Magnetics, Aerospace and Defense); Member of Special Committee, Risk committee, Past Chairman of the Compensation Committee, and Past member of the audit committee, Trustee, and Alternate Lead Trustee, Northern Lights Fund Trust II (mutual fund complex)

Donald R. Henry, Age 62	Trustee, Since October 2021	Self-employed real estate consultant (2018-present); Gemini Rosemont Commercial Real Estate, CEO (2017) and COO/CIO (2013-2017)	1	None
Randall D. Fretz, Age 70	Trustee, Since December 2013	Principal, Aperio Advisory Services, LLC (since 2017)	1	None

Wildermuth Fund

Trustees and Officers - Continued
March 31, 2023 (Unaudited)

Interested Trustees and Officers

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Daniel Wildermuth^, Age 59	Trustee, Chairman of the Board, President and Chief Executive Officer	President and CEO, Wildermuth Advisory, LLC from 2013 to present; CEO, Kalos Capital and associated Kalos companies from 2001 to 2022; CEO, Asteria Wealth, LLC from 2016 to 2022; CIO & President Asteria Wealth, LLC from 2022 to present: CEO, Wildermuth Securities from 2017 to 2021. Owner Wildermuth Securities from 2017 to 2022.	1

Director, Waratek Inc, 2018 to present; Chairman and Director, ClearGuide Medical, Inc. 2016 to present; Director, Institutional Real Estate, 2016 to 2021; Director, DSI Digital, 2017 to present; Director, Reach, 2019 to present; Director, Kingdom Investments, 2018 to 2021; Director, VirTeca, 2018 to 2021; CEO VirTeca 2021 to present, Director, Clearsense, 2019 to present.

Carol Wildermuth^, Age 58	Trustee and Executive Vice President	CFO, Wildermuth Advisory 2013 to 2022; President, Wildermuth Capital 2017 to 2022; CEO Wildermuth Securities from 2021 to 2022, President, Kalos Companies, 2016 to 2022; CFO, Kalos Companies, 2019 to 2022. CFO, Kalos Financial, 2022 to present; CFO, Kalos Management 2004 to present; CCO, Kalos Management, 2022 to present.	1	Director, Kingdom Investments, 2019 to 2021. Director, Impact Poland, 2021 to present.
Gerard Scarpati, Age 67	Treasurer and Chief Financial Officer	Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present.	N/A	N/A
Bernadette Murphy, Age 58	Chief Compliance Officer

Director, Vigilant Compliance, LLC from July 2018 to present; Director of Compliance and Operations, B. Riley Dialectic Capital Management, LLC from April 2017 to July 2018; Chief Compliance Officer, Dialectic Capital Management, LP from October 2015 to April 2017; Vice President Administration/Compliance Manager from 2013-2015, Dialectic Capital Management, LLC

			N/A	N/A
Candice Lightfoot^, Age 41	Secretary and Vice President	COO, Wildermuth Advisory, LLC from Dec 2016 to present; Vice President of Operations from 2015 to 2016;	N/A	Director, ClearGuide Medical, Inc., 2018 to present

Wildermuth Fund

Trustees and Officers - Continued
March 31, 2023 (Unaudited)

Interested Trustees and Officers (continued)

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Amanda Coetzee^, Age 62	Assistant Secretary	Chief Compliance Officer, Wildermuth Advisory, LLC from 2013 to present.	N/A	N/A

*      The address for the trustee and officer listed is 3948 3rd Street South, #89, Jacksonville Beach, FL 32250.

**    The term of office for each trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-888-445-6032.

***  The term “Fund Complex” refers to all present and future funds advised by Wildermuth Advisory, LLC.

^      “Interested persons” of the Trust as that term is defined under the 1940 Act because of their affiliation with Wildermuth Advisory, LLC, the Fund’s Adviser.

Wildermuth Fund

Additional Information
March 31, 2023

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the year ended March 31, 2023 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-445-6032 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-445-6032.

Factors Considered by the Trustees in Approval of the Renewal of the Investment Management Agreement — At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Wildermuth Fund (the “Fund”) held on December 8, 2022, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Management Agreement (the “Management Agreement”) between the Fund and Wildermuth Advisory, LLC (the “Adviser”) for an additional one-year term.

Based on their evaluation of the information provided by the Adviser, the Board, by a unanimous vote (including by a separate vote of the Independent Trustees), approved renewal of the Management Agreement.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Management Agreement. The materials provided contained information with respect to the factors enumerated below, including the Management Agreement, a memorandum prepared by Independent Trustee counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Management Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to the Adviser (including a due diligence questionnaire completed by the Adviser, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Management Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreement. In considering the renewal of the Management Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed information and materials provided by the Adviser relating to the Management Agreement with the Fund, including the Management Agreement, the Adviser’s Form ADV, a description of the firm and its organizational and management structure, its history and the manner in which investment decisions have been and would be made and executed, the financial condition of the Adviser and its ability to provide the services required under the Management Agreement, an overview of the personnel that perform services for the Fund, the Adviser’s compliance policies, and its regulatory history. The Board considered that the Adviser is responsible for the management of the day-to-day operations of the Fund, including but not limited to, monitoring, and reviewing the activities of the Fund’s third-party service providers. The Board noted the qualifications, experience and background of the Adviser’s senior and investment personnel. The Board considered the Adviser’s level of staffing and its overall resources.

The Board also considered the Adviser’s investment processes and philosophies. The Board took into account that the Adviser’s responsibilities include the development and maintenance of an investment program for the Fund that is consistent with the Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to the performance of these services. The Board also received information with respect to the Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

The Board then reviewed the capitalization of the Adviser based on financial information provided by and representations made by the Adviser and concluded that the Adviser was sufficiently well-capitalized and that its principals had the ability to make additional

Wildermuth Fund

Additional Information - Continued
March 31, 2023

contributions in order to meet its obligations to the Fund. The Board also reviewed and noted the insurance coverage in place for the Adviser noting that the Adviser shares insurance coverage with the Fund and that the Adviser pays its proportionate share of the premium for the coverage.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Management Agreement and that the Adviser may reasonably be expected to provide a high quality of services under the Management Agreement with respect to the Fund.

Performance. The Board reviewed information provided by the Adviser relating to the Fund’s performance since the Fund’s inception through September 30, 2022, as compared to its peer group, Morningstar category and benchmark. The Board noted that the Fund had underperformed the peer group average and its benchmark for the one year, three year, five year and since inception periods but had outperformed its Morningstar category for the same periods (the Morningstar Multi-Strategy). The Board acknowledged the relative difficulty in determining an exact peer group for the Fund considering the Fund’s relatively unique investment strategy, the multiple asset classes that it holds and the structure of the Fund. The Board also noted that the Fund focuses on early stage private equity companies, while the majority of funds in its peer group focus on late-stage private equity companies. After further discussion, the Board concluded that the Fund’s past performance was acceptable.

Fees and Expenses. As to the costs of the services provided by the Adviser, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group prepared by the Adviser and contained in the Meeting Materials. The Board noted that its advisory fee was generally within the range of those in its peer group. The Board also noted the current expense limitation agreement in effect until at least July 31, 2023, under which the Adviser had agreed to waive or limit its advisory fee and/or reimburse expenses in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.25%, 2.50% and 3.25%, of Fund’s average net assets for Class I, A, and C shares, respectively. The Board also noted the Adviser’s commitment to renew the expense limitation agreement upon its expiration although at a rate of 50 basis points higher across each class. The Board concluded that based on the Adviser’s experience, expertise and services provided to the Fund and the unique nature of the Fund’s strategy, the advisory fee charged by the Adviser, which is slightly higher than the peer group average, was reasonable. The Board reviewed and considered those arrangements as part of its evaluation in the renewal of the Management Agreement.

Profitability. The Board also considered the level of profits accrued and that could be expected to accrue to the Adviser with respect to the Fund based on the profitability analysis and selected financial information of the Adviser provided in the Meeting Materials. The Board also considered the advisory fees paid to the Adviser under the Management Agreement for the twelve-month period ended September 30, 2022, and noted that, while the Adviser had earned a profit with respect to managing the Fund, a profit was not earned as a result of the overall relationship when considering the amounts paid by Wildermuth Securities, an affiliate of the Adviser, in connection with marketing activities for the Fund. The Board discussed the services provided by the Adviser and the Adviser’s commitment to the Fund and concluded that profits realized and that could be expected to be realized from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that (a) the terms of the Management Agreement are reasonable; (b) the advisory fee is not unreasonable; and (c) renewing the Management Agreement is in the best interests of the Fund and its shareholders.

Wildermuth Fund

Privacy Policy

1.  POLICY

Wildermuth Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.  HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.  WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

•        Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•        Account History, including information about a shareholder’s losses or gains; and

•        Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.  WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.  UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

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Investment Adviser

Wildermuth Advisory, LLC

3948 3rd Street South, #89
Jacksonville Beach, FL 32250

Distributor

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032, or by visiting our website www.wildermuthfund.com. The Fund’s Prospectus should be read carefully before investing.

Wildermuth Fund’s principal underwriter and distributor is: UMB Distribution Services, LLC 235 W Galena St Milwaukee, WI 53212

Member of FINRA

(b)    There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.       Code of Ethics.

(a)     The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code is attached as an exhibit.

(c)     There have been no substantive amendments during the period covered by this report, to a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(d)    The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3.       Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Randall D. Fretz is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

The aggregate fees for professional services by the principal accountant during the Registrant’s last two fiscal years are as follows:

(a) Audit Fees.

Fiscal year ended March 31, 2023:	$120,000
Fiscal year ended March 31, 2022:	$65,000

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2023:	$0
Fiscal year ended March 31, 2022:	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2023	$107,290
Fiscal year ended March 31, 2022	$0

(d) All Other Fees.

Fiscal year ended March 31, 2023	$0
Fiscal year ended March 31, 2022	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)    The Registrant’s Audit Committee has adopted, and the Registrant’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2)    None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Schedule of Investments.

(a)     Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of March 31, 2023:

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Daniel Wildermuth	Trustee, Chairman of the Board, President and Chief Executive Officer.	Since September 2013

Mr. Wildermuth has over 25 years of experience in the financial services industry. As a Chief Investment Officer (“CIO”) for over 20 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios. As CIO of an advisory firm and Chief Executive Officer of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. Mr. Wildermuth received a B.S. in engineering from Stanford University and an M.B.A. in Finance from the Anderson School at the University of California, Los Angeles.

Daniel Wildermuth serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund’s portfolio.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2023:

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Daniel Wildermuth	Registered Investment Companies	Zero	Zero	Zero	Zero
	Other Pooled Investment Vehicles	Zero	Zero	Zero	Zero
	Other Accounts	508	$91,904,653.36	Zero	Zero

Potential Conflicts of Interests

Daniel Wildermuth is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles. He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The investment adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The investment adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the investment adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers receive a salary, retirement plan benefits and discretionary bonuses from the investment adviser and/or the sub-adviser, as applicable.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of March 31, 2023:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Daniel Wildermuth*	$0

____________

*        Mr. Wildermuth does not directly own shares of the Fund. However, Mr. Wildermuth acts as power of attorney for investment accounts of two immediate family members that own shares in the Fund. As of fiscal year end, the accounts in total own $373,831.50.

(b) Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2022(1)	290,553	$13.51	0	0
May. 1-31, 2022	0	0	0	0
Jun. 1-30, 2022	0	0	0	0
Jul. 1-31, 2022(2)	236,069	13.54	0	0
Aug. 1-31, 2022	0	0	0	0
Sep. 1-30, 2022	0	0	0	0
Oct. 1-31, 2022(3)	247,518	13.20	0	0
Nov. 1-30, 2022	0	0	0	0
Dec. 1-31, 2022	0	0	0	0
Jan. 1-31, 2023(4)	216,405	11.98	0	0
Feb. 1-28, 2023	0	0	0	0
Mar. 1-31, 2023	0	0	0	0
Total	990,545	$13.11	0	0

Class C:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2022(1)	92,094	$12.84	0	0
May. 1-31, 2022	0	0	0	0
Jun. 1-30, 2022	0	0	0	0
Jul. 1-31, 2022(2)	108,049	12.84	0	0
Aug. 1-31, 2022	0	0	0	0
Sep. 1-30, 2022	0	0	0	0
Oct. 1-31, 2022(3)	90,905	12.49	0	0
Nov. 1-30, 2022	0	0	0	0
Dec. 1-31, 2022	0	0	0	0
Jan. 1-31, 2023(4)	99,623	11.30	0	0
Feb. 1-28, 2023	0	0	0	0
Mar. 1-31, 2023	0	0	0	0
Total	390,671	$12.37	0	0
Class I:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2022(1)	137,986	$13.64	0	0
May. 1-31, 2022	0	0	0	0
Jun. 1-30, 2022	0	0	0	0
Jul. 1-31, 2022(2)	152,693	13.68	0	0
Aug. 1-31, 2022	0	0	0	0
Sep. 1-30, 2022	0	0	0	0
Oct. 1-31, 2022(3)	135,323	13.35	0	0
Nov. 1-30, 2022	0	0	0	0
Dec. 1-31, 2022	0	0	0	0
Jan. 1-31, 2023(4)	145,115	12.12	0	0
Feb. 1-28, 2023	0	0	0	0
Mar. 1-31, 2023	0	0	0	0
Total	571,116	$13.20	0	0

____________

(1)      On March 31, 2022 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of April 29, 2022 ( the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 520,633 shares represented 5% of the Registrant’s total outstanding shares.

(2)      On June 30, 2022 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of July 29, 2022 ( the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 496,811 shares represented 5% of the Registrant’s total outstanding shares.

(3)      On September 30, 2022 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of October 31, 2022 ( the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 473,746 shares represented 5% of the Registrant’s total outstanding shares.

(4)      On December 30, 2022 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of January 31, 2023 ( the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 461,143 shares represented 5% of the Registrant’s total outstanding shares.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)     Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant had historically qualified as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies. As of the periods ended March 31, 2022 and September 30, 2022, the Fund still believed and fully intended to qualify as a regulated investment company by complying with the relevant provisions of the Internal Revenue Code. As of (or around) October 15, 2022, it was determined that the Fund would not qualify as a regulated investment company but rather will be taxed as a corporation.

For the period from October 15, 2022 through March 30, 2023, the Registrant did not account for the provision for income taxes, which would have impacted its periodic net asset valuation (“NAV”) calculations once the Fund qualified as a corporation for tax purposes. The Registrant, in consideration of this matter along with the conclusions of the Fund’s independent registered public accounting firm, has concluded that the Fund’s disclosure controls and procedures were not effective due to a material weakness relating to the analysis and recording of its provision for income taxes. A material weakness (as defined under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis.

Management’s Remediation Plan

Once it was determined that the Fund was unable to qualify as a regulated investment company, Fund management promptly sought to identify a qualified expert to calculate the tax provision. The Fund’s accountant agent was not able to perform the tax provision work due to the complexity of the analysis. In doing so, Fund management evaluated a number of potential service providers and conducted due diligence on those service providers in order to make a recommendation to the Fund’s Board of Trustees (the “Board”) to approve the service provider engagement. Following the Board’s approval to engage the service provider, Fund management performed certain pre-analysis for the service provider in advance of the service provider commencing its work. The calculation of the tax provision is extremely laborious and complex, which contributed to the length of time it took for the service provider to perform the necessary analysis. The initial tax provision work is a one-time analysis and any subsequent tax calculations can and will be performed more timely for subsequent periods.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting other than the aforementioned changes noted in Management’s Remediation Plan.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.
(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a) (3)	Not applicable.
(a) (4)	Change in the registrant’s independent public accountant. Not applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Fund

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)
June 7, 2023
/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
June 7, 2023